                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                          --------------------------


                                   FORM 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          --------------------------


                               February 15, 2002
               Date of Report (Date of earliest event reported)

                          --------------------------


                                TRANSDIGM INC.
                                --------------
            (Exact name of registrant as specified in its charter)



         Delaware                         333-71397             13-373378
(State or other jurisdiction of          (Commission         (I.R.S. Employer
incorporation or organization)           File Number)       Identification No.)


          26380 Curtiss Wright Parkway, Richmond Heights, Ohio 44143
             (Address of principal executive offices and Zip Code)


                                (216) 289-4939
             (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)

Item 5. Other Events

         On February 15, 2002, TransDigm Inc. issued a press release announcing its regular quarterly conference call. A copy of the press release is attached to this report as Exhibit 99.1.


Item 7. Financial Statements and Exhibits

         (c) Exhibits

Exhibit No.                Description
-----------                ------------

    99.1                   Press Release issued February 15, 2002

                                   SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  TRANSDIGM INC.


Dated: February 15, 2002                          By:      /s/ Gregory Rufus
                                                     -------------------------
                                                          Gregory Rufus
                                                       Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.         Description
-----------         ------------

   99.1             Press Release issued February 15, 2002